UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2004

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3295	25-1190717

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, New York, NY	10174-1901

(Address of principal executive offices)	(Zip Code)

(212) 878-1800

(Registrant's telephone number, including area code)

Item 5.	Other Events

On April 28, 2004, Minerals Technologies Inc. issued a press release announcing that its wholly owned subsidiary, Minteq International Inc., will built an automated plant in China for the production of refractories products. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
	(c)	Exhibits
		99.1	Press Release dated April 28, 2004
		99.2	Press Release dated April 29, 2004

Item 12.	Results of Operations and Financial Condition

On April 29, 2004, Minerals Technologies Inc. issued a press release concerning its financial performance for the first quarter of 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

The information in this Item 12 and Exhibit 99.2 shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ S. Garrett Gray

S. Garrett Gray
Vice President, General Counsel and Secretary
Date: April 30, 2004

MINERALS TECHNOLOGIES INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press Release dated April 28, 2004
99.2	Press Release dated April 29, 2004